UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 17, 2007

THE TJX COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-4908	04-2207613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701
(Address of Principal Executive Offices) (Zip Code)
(508) 390-1000
Registrant’s Telephone Number (Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
The TJX Companies, Inc. announced on January 17, 2007 that it has suffered an unauthorized intrusion into its computer systems that process and store information related to customer transactions. The intrusion involves the portion of TJX’s computer network that handles customer transactions for its T.J. Maxx, Marshalls, HomeGoods and A.J. Wright stores in the U.S. and Puerto Rico, and its Winners and HomeSense stores in Canada. The intrusion may extend to the portions of its computer systems that process and store information related to customer transactions for T.K. Maxx stores in the U.K. and Ireland, although TJX’s investigation has not yet been able to confirm any such intrusion. It is possible that the intrusion may extend to Bob’s Stores.
A copy of the press release describing the computer system intrusion is attached as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS.

Exhibit Number	Description

99.1	Press Release dated January 17, 2007 of The TJX Companies, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.
/s/ Jeffrey G. Naylor
Jeffrey G. Naylor
Senior Executive Vice President and Chief Financial and Administrative Officer

Dated: January 18, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 17, 2007 of The TJX Companies, Inc.